RLY-4008 (lirafugratinib) in FGFR2-Altered Solid Tumors October 2023 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the progress and timing of the clinical development of the programs across our portfolio, including the expected therapeutic benefits of our programs, timing of enrollment completion, and potential efficacy and tolerability; the timing of clinical data updates across our pipeline; the possibility that unconfirmed results from these trials will not be confirmed by additional data as our clinical trials progress; the potential of RLY-2608 or RLY-5836 to address a major unmet medical need; expectations regarding our pipeline, operating plan, use of capital, expenses and other financial results; our cash runway projection; the competitive landscape and potential market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. 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RLY-4008 – Embodies The Power of Our R&D Engine

Motion Based Drug Design…

Standard | Relay Approach


FGFR1
FGFR2
Down
Up
Down
Down

…Created First Known Selective FGFR2


FGFR2
TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER

Strong Clinical Execution Drives Rapid Pathway to Potential Registration

Sep 2020 – First Patient Dosed

RP2D selected, demonstrated PoC, escalation cohorts initiated

Oct 2023 – Pivotal Cohort Fully Enrolled

~450 Patients Treated Within 3 Years[1]

1. RLY-4008-101 treated patient total as of 29 Sept 2023

© 2023 Relay Therapeutics

3

RLY-4008 (lirafugratinib) – Initial Clinical Efficacy Observed Across Tumor Types cORR = Confirmed Objective Response Rate; ORR = Objective Response Rate Sources: ACS; SEER; Globocan; World Bank; 3rd party sources; 1. ORR includes 2 unconfirmed partial responses that confirmed post data cut off; 2. Range reflects all doses to 70mg QD RP2D, ESMO 2022 interim readout; 3. As of 23 Aug 2023; 4. Global patient totals reflect annual incidence; 5. 85K is inclusive of HR+ breast cancer (all FGFR2 alterations) and advanced solid tumors with FGFR2 amplifications or fusions (excluding breast cancer) Cholangiocarcinoma Cohort Continues to Mature 58-82% cORR in fusion+, FGFRi-naïve CCA2 Differentiated profile Pivotal cohort fully enrolled ~6k Global Patients4 ~85k5 Global Patients4 Broad Activity Across Alteration and Tumor Types 24-40% cORR1 in FGFR2-altered, non-CCA advanced solid tumors at Triple Meeting 2023 interim readout All Fusions 35% All Amplifications 24% Add'l signals (ORR) observed in: Gastric: 19% (5 of 26 pt) NSCLC: 50% (2 of 4 pt) Ovarian: 50% (2 of 4 pt) Majority of responders with durability ≥ 6 months3 HR+ Breast Cancer (all alts) 40% Objective Response Rate Preliminary data as of 23 Aug 2023

Relay Tx – Patient-Driven

Productive In-House R&D Engine…


EXPERIMENTATION
COMPUTATION
Deep structural understanding
Chemical biology insights
Physics-based simulations
AI / ML
4 clinical assets

…Focusing Investment…

RLY-4008	Pre-clinical
Pause CCA commercial build & align with TA	Pause CDK2 at IND

Extend Cash Runway & Enable Execution Focus

…To Create Long Term Value

FGFR2
- RLY-4008
- Tumor agnostic (TA) focus
- **Continue Enrollment**

PI3Kα Mutant Selective Franchise
- RLY-2608
- RLY-5836
- H1047R specific

Addresses large patient population

HR+ /HER2- Breast Cancer[1] (US Patients)

2L	1L	(Neo) adjuvant
~14k	~18k	~120k

Initiate CDK4/6 Triplet by YE 2023

~$872M

Cash, cash equivalents and investments as of the end of 2Q 2023

Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2H 2026

Sources: Global Data product sales; Global Data HER2-/HR+ Breast Cancer Global Forecast; 3rd party data

1. Includes prevalent PI3Kα mutated HR+/HER2- patients receiving therapy in Neoadjuvant/Adjuvant setting (includes incident patients in 2023 receiving endocrine or non-endocrine therapy in Neo/Adjuvant settings [~50k], and patients diagnosed in previous years with local/regional disease receiving sequential endocrine therapy in 2023 [~69k]), and prevalent PI3Kα mutated HR+/HER2- metastatic patients receiving therapy in 1L or 2L setting

© 2023 Relay Therapeutics

5

FGFR2 – Tumor Agnostic Opportunity

	Tumor Agnostic		Tumor Specific		
Indication	All Solid Tumors: FGFR2 Fusions	All Solid Tumors: FGFR2 Amplifications	CCA: Fusions	HR+ Breast Cancer: All Alterations[2]	Gastric Cancer: All Alterations[2]
US patients per year	~13k	~7k	~1k	~9k	~2k
Global patients per year[1]	Up to ~43k	Up to ~34k	Up to ~6k	Up to ~28k	Up to ~67k

Current data suggests potentially large global opportunity

1. Incidence; Global includes US, EU4+UK, Japan, China; 2. Alterations include fusions, amplifications and mutations

Sources: ACS; SEER; Globocan; World Bank; 3rd party sources; Cholangiocarcinoma EU website; Jpn J Clin Oncol 2021, June, Tsujie; CCA News, 2021 Yr in review, "FGFR2 Fusion and/or Rearrangement Profiling in Chinese Patients with Intrahepatic CCA"; Nature, Jan 2012, K Matsumoto; Clin Cancer Res, May 2013, L Xie; Br J Cancer, Feb 2014, X Su; Ann Translational Med, Oct 2020, Yi Sun; Life (Basel), Jan 2022, C Lengyel; Am J Cancer Res, 2021, W Gu

© 2023 Relay Therapeutics

6

PI3Kα Represents a Major Market Opportunity

RELAY THERAPEUTICS

PI3Kα is the most frequently mutated kinase in solid tumors

% of all solid tumors with alteration


6%
6%
6%
1%
EGFR ERBB2 BRAF ALK
~$7B ~$9B ~$2B ~$3B
Total 2022 Global Revenue
H1047X
4%
E542X
E545X
6%
4%
14%
8%
Non-Breast Cancer
6%
Breast Cancer
Kinase Helical Other Total
PI3Kα mutants

HR+/HER2- Breast Cancer represents a significant market with high unmet need

~150k US PI3Kα Mutation HR+/HER2- Breast Cancer Patients[1]

Patient Segment *(PI3Kα mutated)*	2L	1L	(Neo) Adjuvant
US Patients	~14k	~18k	~120k

Relay Tx	RLY-2608 RLY-5836		Initial observed tolerability profile enables potential earlier lines of use
Current Tx	Piqray Capivasertib Inavolisib	Approved Filed[2] Ph 3[2]	Broad earlier use potentially unlikely due to tolerability challenges

RLY-2608 Triplet Trials with CDK4/6 inhibitors to be initiated before YE 2023

1. Includes prevalent PI3Kα mutated HR+/HER2- patients receiving therapy in Neoadjuvant/Adjuvant setting (includes incident patients in 2023 receiving endocrine or non-endocrine therapy in Neo/Adjuvant settings [~50k], and patients diagnosed in previous years with local/regional disease receiving sequential endocrine therapy in 2023 [~69k]), and prevalent PI3Kα mutated HR+/HER2- metastatic patients receiving therapy in 1L or 2L setting; 2. Phase 3 trials are focused in patients with early progression on endocrine therapy (during or within 12 months of completing adjuvant treatment); Sources: Global Data product sales; Global Data HER2-/HR+ Breast Cancer Global Forecast; 3rd party data

© 2023 Relay Therapeutics

7

PI3Kα Franchise Moving Rapidly to Triplet Combinations

	Part 1: Dose Escalation		Part 2: Dose Expansion
Monotherapy	*PIK3CA*mut adv solid tumors Includes mixed histologies	MTD/RP2D →	*PIK3CA*mut advanced solid tumor
Doublet *(combo with fulvestrant)*	*PIK3CA*mut, HR+/HER2- advanced / metastatic Breast Cancer	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced BC, prior PI3Kα inhibitor allowed RLY-2608 first expansion cohort initiated at 600mg BID dose
Triplet *(combo with fulvestrant and CDK4/6i)*	*PIK3CA*mut, HR+/HER2- advanced / metastatic Breast Cancer	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced BC RLY-2608 triplet cohort to initiate by YE 2023

© 2023 Relay Therapeutics

8

Relay Tx's Execution & Capital Focus on Highest Value Opportunities

Target	Program		Preclinical / Early Clinical / Late Clinical	Annual US Patient #
PI3Kα franchise	RLY-2608 $PI3K\alpha^{PAN}$	Monotherapy		~10-68K breast cancer *~76-238K all solid tumors*
		Endocrine Tx (ET) doublet		
		CDK4/6i + ET triplet		
	RLY-5836 $PI3K\alpha^{PAN}$	Monotherapy		
		Endocrine Tx (ET) doublet		
		CDK4/6i + ET triplet		
	$PI3K\alpha^{H1047R}$			~4-25K breast cancer *~15-48K all solid tumors*
FGFR2	RLY-4008		Tumor Agnostic (incl. CCA) Breast Cancer	~11-35K[4]
Solid Tumor	2 programs			*To be announced*
Genetic Disease	2 programs			*To be announced*
CDK2	RLY-2139	Pausing programs YE 2023		~46K[2]
ERα	ERα Degrader			~29-196K[3]
SHP2	GDC-1971 Genentech A Member of the Roche Group		3 ongoing combo studies	~37-69K[5]

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs

1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors; 2. ~46K HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2023, per Decision Resources Breast Cancer Market Forecast report dated June 2022; 3. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients; 4. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 and all breast cancer patients with FGFR2 alterations; 5. SHP2 combo only includes KRAS G12C in lung and colorectal, EGFR mutations in lung, and ALK fusions in lung

© 2023 Relay Therapeutics

9

Relay Tx – Capital, Team & Execution Focus to Deliver on Key Milestones

Breast Cancer Franchise

RLY-2608
RLY-5836
(PI3Kα[PAN])

- ✓ Initial RLY-2608 data in 1H 2023
- ✓ RLY-5836 clinical start in 2Q 2023
- ✓ RLY-2608 expansion cohorts initiated 2H 2023
- ⊕ RLY-2608 Triplet Dose Escalation initiated by YE 2023
- Additional data update in 2024

PI3Kα Companions

- ERα development candidate nomination in 2023
- CDK2i RLY-2139 clinical start in early 2024

Pausing both programs YE 2023

Tumor Agnostic

RLY-4008 (lirafugratinib)

- ✓ Full dose escalation data in 1H 2023 (2023 ASCO)
- ✓ Tumor Agnostic expansion cohorts data in 2H 2023 (2023 Triple)
- ✓ Pivotal cohort full enrollment in 2H 2023
- ⊕ Clinical data & regulatory update in 2024

GDC-1971 (SHP2) Genentech A Member of the Roche Group

- ✓ Ongoing combo trials; Genentech controls data disclosures

Undisclosed

To be announced

- ⊕ New program(s) to be disclosed in 2024

5+ undisclosed programs in preclinical development and additional early-stage efforts across platform

~$872M

Cash, cash equivalents and investments as of the end of 2Q 2023

Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2H 2026

© 2023 Relay Therapeutics
10

FGFR2 – Limitations of Current CCA and Non-CCA Treatment Options

Limited Selectivity

Approved Pan-FGFRis are non-specific across FGFR family


TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

Limited Tolerability

High rates of off-target toxicity (esp. FGFR1,4)

FDA Approved Compound[1]	% of Patients with Hyperphosphatemia	% of Patients with Diarrhea
Pemigatinib	93%	39%
Futibatinib	88%	33%
Erdafitinib	71%	59%

Chemo and other late line therapies have high rates of AEs and dose modifications

Limited Target Coverage

E.g., pemigatinib 13.5mg QD achieves 76% inhibition of FGFR2 at trough[2]

Limited Efficacy

CCA

36-42% ORR in currently approved tx[1]
(in fusion+ CCA, FGFRi-naïve pt)

Non-CCA Solid Tumors

0-15% ORR in approved late-line tx[3]
(based on NCCN guidelines)

mPFS 1-5mo in non-CCA solid tumors

1. Sources: Pemigatinib – prescribing information; futibatinib – prescribing Information; erdafitinib – prescribing information; (note: AEs are reflective of respective label indications); 2. From pemigatinib NDA review documents: "Pemigatinib 13.5 mg daily provided 76% inhibition of ex vivo phosphorylated FGFR2α at trough"; 3. Reflects reported ORRs in key randomized studies evaluating NCCN recommended regimens for recurrent/metastatic patients (second/third line or later) for the following tumor types: HR+ breast cancer, gastric cancer, pancreatic cancer, NSCLC, ovarian cancer, and head and neck (studies on slide 23).

© 2023 Relay Therapeutics

11

RLY-4008 (lirafugratinib) – ReFocus Trial Design Part 1: Dose Escalation Unresectable or metastatic solid tumors FGFR2 alterations per local assessment Both FGFRi-naïve & FGFRi-treated allowed RLY-4008 RP2D: 70 mg QD Part 2: Dose Expansion Today’s Disclosure

Baseline Characteristics – Heavily Pre-Treated Patients Across 18 Tumor Types Parameter Efficacy Population (N=84) Sex, n (%) Female 51 (61) Age (years), median (range) 62 (33, 84) Race, n (%) White 46 (55%) Asian 12 (14%) Other/Unknown 26 (31%) ECOG PS, n (%) 0 31 (37%) 1 52 (62%) 2 1 (1%) Prior lines of systemic therapy, n (%) 0 2 (2%) 1 14 (17%) 2 26 (31%) ≥3 42 (50%) Prior systemic therapy, n (%) Chemotherapy 79 (94%) FGFR inhibitor 0 Parameter Efficacy Population (N=84) Tumor types, n (%) Gastric cancer 26 (31%) Breast Cancer 14 (17%) Pancreatic 7 (8%) Ovarian 5 (6%) Colorectal 4 (5%) NSCLC 4 (5%) Endometrial 4 (5%) CUP 3 (4%) Salivary 2 (2%) Others1 15 (18%) FGFR2 oncogenic alteration, n (%) by local testing FGFR2 fusion or rearrangement 26 (31%) FGFR2 amplification2 34 (40%) FGFR2 mutation 24 (29%) *Includes ameloblastic, ampullary, cervical, duodenal, esophageal, fallopian, melanoma, orbita, thyroid Amplification define as FGFR2 locus with copy number ≥8 in tumor tissue or validated by next generation sequencing (NGS). No amplification cutoff is defined for circulating tumor DNA (ctDNA) Note: Efficacy population includes 84 patients with FGFR2 fusions, amplifications, or mutations by local testing who had measurable disease and ≥1 post-baseline tumor assessment

Tumor Responses Observed Across Multiple FGFR2-Fusion Solid Tumors ORR: 35% (9/26) DCR: 69% (18/26) 6 patients ongoing: 3 responders 3 stable disease Note: Waterfall includes patients with post-baseline scans. ORR calculation includes 26 efficacy evaluable patients; ORR = Objective Response Rate; DCR = Disease Control Rate * Response confirmed post data cutoff Consistent activity signal seen across a range of tumor types Indication PR SD N ORR DCR All Fusions 9 9 26 35% 69% NSCLC 2 0 2 100% 100% Ovarian 2 1 3 67% 100% Pancreatic 2 2 6 33% 67% Gastric 1 2 3 33% 100% Breast 0 0 2 0% 0% Other 2 4 10 20% 60% Preliminary data as of 23 Aug 2023 SD uPR PR Stable Disease Unconfirmed Partial Response Confirmed Partial Response Progressive Disease PD BOR = Best Overall Response: *

Durable Responses Observed Across FGFR2-Fusion Solid Tumors Range DoR (mon): 2+, 12 % pt with DoR ≥6mo: 63% Preliminary data as of 23 Aug 2023 SD uPR PR Stable Disease Unconfirmed Partial Response Confirmed Partial Response Progressive Disease PD BOR = Best Overall Response: * * Response confirmed post data cutoff

Early Signal in FGFR2-Amplifications Driven by Key Tumor Types ORR: 24% (8/34) DCR: 62% (21/34) 6 patients ongoing: 4 responders 1 stable disease 1 treated beyond PD Encouraging gastric cancer signal where current approved last line of treatment yields 4% ORR, <4mo mPFS1 Indication PR SD N ORR DCR All Amps 8 13 34 24% 62% Breast 3 2 5 60% 100% Colorectal 1 1 2 50% 100% Gastric 3 8 19 16% 58% NSCLC 0 1 2 0% 50% Other 1 1 6 17% 33% Preliminary data as of 23 Aug 2023 SD uPR PR Stable Disease Unconfirmed Partial Response Confirmed Partial Response Progressive Disease PD BOR = Best Overall Response: Note: Waterfall includes patients with post-baseline scans. ORR calculation includes 34 efficacy evaluable patients; ORR = Objective Response Rate; DCR = Disease Control Rate 1. Bang 2018 Ann Oncol 29:2052 (n=186); These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.; * Response confirmed post data cutoff; ** TBP: Treated Beyond Progression * **

Durable Responses Observed Across FGFR2-Amplification Solid Tumors Range DoR (mon): 3+, 13+ % pt with DoR ≥6mo: 43% Preliminary data as of 23 Aug 2023 3/3 breast pts with DOR >6mo and ongoing SD uPR PR Stable Disease Unconfirmed Partial Response Confirmed Partial Response Progressive Disease PD BOR = Best Overall Response: * ** * Response confirmed post data cutoff; ** TBP: Treated Beyond Progression

Strong Signal in HR+/HER2- Breast Cancer



Current late line standard of care[1] (ET, chemo) yields 2-16% ORR, <6mo mPFS
BOR = Best Overall Response:
SD Stable Disease
uPR Unconfirmed Partial Response
PR Confirmed Partial Response
PD Progressive Disease
FGFR2 alteration
Fusion (N=1)
Mutation (N=5)
Amplification (N=4)
Ongoing (N=3)
Best % change from baseline (RECIST v1.1)
100
90
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
ORR: 40% (4/10)
DCR: 70% (7/10)
3 responders ongoing

DoE (weeks)	8	8	12	6	8	25	72	40	48	32
BOR	PD	PD	SD	SD	PD	SD	PR	PR	PR	PR
Subtype	HR+/HER2-	HR+/HER2-	HR+/HER2-	HR+/HER2-	HR+/HER2-	HR+/HER2-	HR+/HER2-*	HR+/HER2- ^	HR+/HER2- ^^	HR+/HER2-
Prior LoT	10	9	6	5	3	7	6	8	11	7
Prior ET?	-	Y	Y	Y	Y	Y	Y	Y	Y	Y
Prior CDK4/6?	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ESR1 status	-	+	-	+	+	+	+	-	+	+

Median 7 prior lines of systemic therapy

ESR1 alteration status per central testing; ORR = Objective Response Rate; DCR = Disease Control Rate
* Local HER2 result equivocal and patient was treated with a single dose of concomitant fulvestrant; ^ Patient treated with concomitant letrozole and leuprorelin; ^^ Patient treated with concomitant anastrozole; 1. Reflects reported ORRs in key randomized studies evaluating NCCN recommended regimens for recurrent/metastatic patients (second/third line or later) for HR+ breast cancer (studies on slide 23). These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

Preliminary data as of 23 Aug 2023

© 2023 Relay Therapeutics

18

Multiple Long-Term Responses Observed in Heavily Pre-Treated HR+/HER2- Breast Cancer

Subtype	Prior LoT	Prior ET?	Prior CDK4/6?	*ESR1* status	BOR
HR+/ HER2-*	6	Y	Y	+	PR
HR+/ HER2-^^	11	Y	Y	+	PR
HR+/ HER2-^	8	Y	Y	-	PR
HR+/ HER2-	7	Y	Y	+	PR
HR+/ HER2-	7	Y	Y	+	SD
HR+/ HER2-	6	Y	Y	-	SD
HR+/ HER2-	3	Y	Y	+	PD
HR+/ HER2-	9	Y	Y	+	PD
HR+/ HER2-	10	-	Y	-	PD
HR+/ HER2-	5	Y	Y	+	SD



Cycle
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72
Duration of exposure (weeks); median (range) = 19 (6 to 72)
Range DoR (mon): 6+, 13+
% pt with DoR ≥6mo: 100%
BOR = Best Overall Response:
SD Stable Disease
uPR Unconfirmed Partial Response
PR Confirmed Partial Response
PD Progressive Disease
FGFR2 alteration
Fusion (N=1)
Mutation (N=5)
Amplification (N=4)
Ongoing (N=3)
Assessment
PR
SD
PD
NE

* Local HER2 result equivocal and patient was treated with a single dose of concomitant fulvestrant; ^ Patient treated with concomitant letrozole and leuprorelin; ^^ Patient treated with concomitant anastrozole

Preliminary data as of 23 Aug 2023

© 2023 Relay Therapeutics

19

Durable cPR in Heavily Pre-Treated FGFR2-Amplified HR+ Breast Cancer Baseline Cycle 9 Courtesy Dr Tai, NCC Singapore ctDNA cleared at C2 Initial PR at Cycle 5, Max 46% tumor regression Patient ongoing treatment at Cycle 19 Generally tolerable safety profile with dose mods Maintained cPR on 20mg QD Treated with a single dose of concomitant fulvestrant, otherwise single agent RLY-4008 66yr female with HR+/HER2- mBC* FGFR2 amplification (copy number: 10) 6 prior lines of therapy, including endocrine therapy, CDK4/6 inhibitor, and chemotherapy Patient Profile Impact of RLY-4008 Preliminary data as of 23 Aug 2023 * Local HER2 result equivocal

ORR & DCR by FGFR2 Alteration Types

Efficacy Parameter	Fusion N=26	Amplification N=34	Mutation N=24
Best Overall Response, n (%)			
Partial response, n (%)*	9 (35%)	8 (24%)	3 (13%)
Stable disease, n (%)	9 (35%)	13 (38%)	7 (29%)
Progressive disease, n (%)	6 (23%)	9 (26%)	12 (50%)
Not evaluable, n (%)**	2 (8%)	4 (12%)	2 (8%)
ORR n (%) 95% CI	9 (35%) 17, 56	8 (24%) 11, 41	3 (13%) 3, 32
Disease control rate, n (%) 95% CI	18 (69%) 48, 86	21 (62%) 44, 78	10 (42%) 22, 63

ORR = Objective Response Rate; DCR = Disease Control Rate
*Including ongoing 1 uPR in ovarian cancer patient with FGFR2 fusion, confirmed after data extraction, 1 ongoing uPR in esophageal cancer patient with FGFR2 amplification, and 1 ongoing uPR in gastric cancer patient with FGFR2 mutation
** Including N=2 fusion: 1 patient who discontinued due to death before first post-baseline scan and 1 patient with 1 post-baseline scan that did not meet the minimum duration of > 8 weeks from baseline for SD; N=4 amplification: 3 patients who discontinued due to progressive disease before first post-baseline scan and 1 patient with 1 post-baseline scan that did not meet the minimum duration of > 8 weeks from baseline for SD; N=2 mutation: 2 patients who discontinued due to progressive disease before first post-baseline scan

Preliminary data as of 23 Aug 2023

© 2023 Relay Therapeutics
21

Encouraging ORR Across FGFR2 Fusions and Amplifications in Key Tumor Types



Efficacy Evaluable Fusions and Amplifications (N=60)
ORR
DCR
All Tumor Types (N=60)
28%
65%
Gastric (N=22)
18%
64%
Breast (N=7)
43%
71%
Pancreatic (N=6)
33%
67%
NSCLC (N=4)
50%
75%
Ovarian (N=4)
50%
75%
CRC (N=3)
33%
67%
CUP (N=3)
67%
100%
Other (N=11)
9%
45%
0%
20%
40%
60%
80%
100%

Responses observed in 8 tumor types:
gastric, breast, pancreatic, NSCLC, ovarian, CRC, CUP, and esophageal

ORR = Objective Response Rate; DCR = Disease Control Rate
Note: ORR includes PR + 1 ongoing uPR in ovarian cancer patient with *FGFR2* fusion confirmed after data extraction, 1 ongoing uPR in esophageal cancer patient with FGFR2 amplification
Other includes: ampula vater, cervical, endometrial, esophageal, fallopian, melanoma, salivary, thyroid; ORR = Objective Response Rate; DCR = Disease Control Rate

Preliminary data as of 23 Aug 2023

© 2023 Relay Therapeutics
22

Current Limitations of Late Line Standard of Care for FGFR2 Non-CCA Tumors

Tumor	Regimen(s)	Med Prior LoT	ORR
HR+ Breast Cancer[1,2]	Endocrine Tx[1], chemo[2]	1-3+	2-16%
Gastric Cancer[3]	Chemotherapy	2	4%
Pancreatic Cancer[4-6]	Chemotherapy	1-2	0-6%*
NSCLC[7,8]	Chemotherapy	2	6-7%
Ovarian[9,10]	Chemotherapy	1-2^	6-15%
HNSCC[11]	Cetuximab	1-2	7%

Table reflects NCCN recommended regimens. Median prior LoT and ORR are as reported in studies corresponding to each therapy

Sources: 1. Bidard 2022 J Clin Oncol 1:3246 (EMERALD, n=238), 2. ASCO 2022 #LBA3 (DB04, n=163), 3. Bang 2018 Ann Oncol 29:2052 (n=186), 4. Kobayashi 2023 BMC Cancer 21:177 (n=43), 5. Wang-Gillam 2016 Lancet 387:545 (NAPOLI-1, n=419), 6. Yoo 2009 Br J Cancer 101:10 (n=31), 7. Gidard 2009 J Thorac Oncol 4:1544 (n=173), 8. Shepherd 2000 J Clin Oncol 18:2095 (n=103), 9. ASCO 2023 #LBA5507 (MIRASOL, n=226), 10. Mutch 2007 J Clin Oncol 25:2811 (n=195), 11. Seiwert 2004 Ann Oncol 25:1813 (n=60); *ORR excludes 117 pts in NAPOLI-1 (70% ≤1 prior lines of therapy) treated with nanoliposomal irinotecan + fluorouracil + folinic acid, which is recommended for good performance status 2L pts (and less likely to be a 3L regimen) ^Platinum resistant ovarian cancer. Ovarian CTx: Paclitaxel, liposomal doxorubicin, topetecan, or gemcitabine; Breast CTx: capecitabine, eribulin, gemcitabine, paclitaxel, nab-paclitaxel; Pancreatic Cancer CTx: FOLFOX, 5-FU + fluorouracil, modified FOLFIRI3, NSCLC CTx: Docetaxel, gemcitabine, pemetrexed; Gastric Cancer: Paclitaxel or irinotecan

© 2023 Relay Therapeutics
23

RLY-4008 (lirafugratinib) – Safety Profile Consistent with Previous Data

Consistent, manageable safety profile that minimizes off-isoform toxicity

Treatment-related AEs ≥15%
*Solid Tumor; 70mg QD (N=124)**



Nail toxicities
48%
3%
Stomatitis
47%
11%
PPE
44%
7%
Dry mouth
31%
Dry skin
22%
Alopecia
20%
Fatigue
19%
1%
RPED
19%
1%
Dry eye
16%
Dysgeusia
15%
Hyperphosphataemia
15%
0
10
20
30
40
50
60
70
80
90
100
All Grades
Grade 3

Most AEs are low-grade, reversible and manageable on-target events

Treatment-Related Dose Modifications
*Solid Tumor; 70mg QD (N=124)**

Interruption, n (%)	59 (48%)
Reduction, n (%)	44 (36%)
Discontinuation, n (%)	1 (<1%)

Treatment ongoing: N=38 (31%)
Discontinued from study treatment N=86 (69%):
- Due to progressive disease N=73 (59%)
- Due to adverse event N=3 (2.4%; 2 unrelated)

No treatment-related Grade 4/5 AEs

Safety population: FGFRi-naïve and FGFRi-pretreated non-CCA
PPE: Palmar-plantar erythrodysesthesia, RPED: retinal pigment epithelium detachment

© 2023 Relay Therapeutics

Preliminary data as of 23 Aug 2023

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RLY-4008 (lirafugratinib) – Regulatory Strategy to Address More Patients

CCA Fusions	Tumor Agnostic Fusions	Tumor Agnostic Amplifications	Breast Cancer (all alts)
Up to ~6k patients	Up to ~43k patients	Up to ~34k patients	Up to ~28k patients

Revised regulatory strategy:
Initial NDA focused on broader tumor agnostic opportunity

- Larger overall opportunity
- Preserves near-term capital
- Strategy driven by IRA

Note: Patient totals shown are global incidence rates

© 2023 Relay Therapeutics
25

Relay Tx's Execution & Capital Focus on Highest Value Opportunities

Target	Program		Stage (Preclinical → Early Clinical → Late Clinical)	Annual US Patient #
PI3Kα franchise	RLY-2608 PI3Kα^{PAN}	Monotherapy	Early Clinical	~10-68K breast cancer *~76-238K all solid tumors*
		Endocrine Tx (ET) doublet	Early Clinical	
		CDK4/6i + ET triplet	Preclinical	
	RLY-5836 PI3Kα^{PAN}	Monotherapy	Early Clinical	
		Endocrine Tx (ET) doublet	Early Clinical	
		CDK4/6i + ET triplet	Preclinical	
	PI3Kα^{H1047R}		Preclinical	~4-25K breast cancer *~15-48K all solid tumors*
FGFR2	RLY-4008		Tumor Agnostic (incl. CCA)	~11-35K[4]
			Breast Cancer	
Solid Tumor	2 programs		Preclinical	*To be announced*
Genetic Disease	2 programs		Preclinical	*To be announced*
CDK2	RLY-2139	Pausing programs YE23	Preclinical	~46K[2]
ERα	ERα Degrader		Preclinical	~29-196K[3]
SHP2	GDC-1971 Genentech A Member of the Roche Group		3 ongoing combo studies	~37-69K[5]

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs

1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors; 2. ~46K HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2023, per Decision Resources Breast Cancer Market Forecast report dated June 2022; 3. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients; 4. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 and all breast cancer patients with FGFR2 alterations; 5. SHP2 combo only includes KRAS G12C in lung and colorectal, EGFR mutations in lung, and ALK fusions in lung

© 2023 Relay Therapeutics

26

Relay Tx – Capital, Team & Execution Focus to Deliver on Key Milestones

RELAY THERAPEUTICS

Breast Cancer Franchise

RLY-2608
RLY-5836
(PI3Kα^{PAN})

- ✓ Initial RLY-2608 data in 1H 2023
- ✓ RLY-5836 clinical start in 2Q 2023
- ✓ RLY-2608 expansion cohorts initiated 2H 2023
- ⊕ RLY-2608 Triplet Dose Escalation initiated by YE 2023
- Additional data update in 2024

PI3Kα Companions

- ERα development candidate nomination in 2023
- CDK2i RLY-2139 clinical start in early 2024

Pausing both programs YE 2023

Tumor Agnostic

RLY-4008 (lirafugratinib)

- ✓ Full dose escalation data in 1H 2023 (2023 ASCO)
- ✓ Tumor Agnostic expansion cohorts data in 2H 2023 (2023 Triple)
- ✓ Pivotal cohort full enrollment in 2H 2023
- ⊕ Clinical data and regulatory update in 2024

GDC-1971 (SHP2)
Genentech
A Member of the Roche Group

- ✓ Ongoing combo trials; Genentech controls data disclosures

Undisclosed

To be announced

- ⊕ New program(s) to be disclosed in 2024

5+ undisclosed programs in preclinical development and additional early-stage efforts across platform

~$872M
Cash, cash equivalents and investments as of the end of 2Q 2023

Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2H 2026

© 2023 Relay Therapeutics
27

RLY-4008 – Non-CCA Mutations Note: ORR calculation includes 24 efficacy evaluable patients; mutations per local assessment ORR: 13% (3/24) DCR: 42% (10/24) 4 pt total ongoing: 2 responders 2 stable disease Add'l deep response (67% tumor reduction) in salivary gland cancer in pt previously treated with carboplatin/paclitaxel, lenvatinib Indication PR SD N ORR DCR All Muts 3 7 24 13% 42% Ameloblastic 1 1 2 50% 100% Gastric 1 1 4 25% 50% Breast 1 2 7 14% 43% Salivary 0 1 1 0% 100% Other 0 2 10 0% 20% L550R S252W N549K N549K P253R N549K N549K L618F C382R S252W N549K P253R P253R P253R C382R P253R V564L K659M R678G L763Hfs N549K C382R Mutation Preliminary data as of 23 Aug 2023

RLY-4008 – Non-CCA Mutations



Cycle 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
Range DoR (mon): 9, 15
% pt with DoR ≥6mo: 100%
Mutation
Tumor type
BOR
C382R Ameloblastic PR
N549K Breast PR
L763Hfs Gastric uPR
K659M Breast SD
C382R Ameloblastic SD
P253R Salivary SD
N549K Breast SD
P253R Duodenal SD
R678G Breast PD
P253R Gastric SD
L618F Orbita SD
P253R Cervical PD
P253R Breast PD
N549K Ovarian PD
C382R Gastric PD
N549K Endometrial PD
S252W Gastric PD
V564L Colorectal PD
N549K Breast PD
L550R Amp Vater PD
S252W Breast PD
N549K Duodenal PD
C382R Pancreatic NA
S252W Endometrial NA
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76
Duration of exposure (weeks); median (range) = 8 (1 to 72)
FGFR2 alteration
Mutation (N=24)
Ongoing (N=4)
Assessment
PR
SD
PD

Preliminary data as of 23 Aug 2023

© 2023 Relay Therapeutics

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